Joseph Nigro Appointed to Eos Energy Enterprises Board of Directors Nigro brings decades of leadership experience in the energy and utility sectors, providing invaluable expertise to drive Eos’ growth and enhance its competitive positioning in the industry EDISON, N.J., March 27, 2025 — Eos Energy Enterprises, Inc. (NASDAQ: EOSE) ("Eos" or the “Company”), America’s leading innovator in designing, manufacturing, and providing zinc-based long duration energy storage systems sourced and manufactured in the United States, today announced that Joseph Nigro, former CFO of Exelon Corporation (NADSDAQ: EXC) and CEO of Constellation Energy (then operating division of Exelon), has been appointed to the Eos Board of Directors, effective March 26, 2025. Nigro’s extensive leadership across both competitive and regulated energy markets is instrumental as Eos advances its mission to deliver safe, sustainable, and American-made energy storage. “We are thrilled to welcome Joe to the Eos board,” said Russ Stidolph, Chairman of Eos. “His decades of experience leading some of the most significant players in the energy industry, along with his deep financial and operational expertise, will be incredibly valuable as we continue to scale our operations and build long- term value for our stakeholders.” With three decades of experience in the energy industry, Nigro brings a wealth of knowledge and executive leadership to the board. His distinguished career includes serving as Chief Financial Officer of Exelon, overseeing the financial strategy for the company’s entire utility and generation portfolio. Nigro also served as Chief Executive Officer of Constellation Energy, a then Exelon Corporation operating division and their largest, where he successfully led efforts to strengthen the company’s market position and operational efficiency. Nigro’s career began at PECO Energy, now an Exelon Corporation company, in the 1990s and spent seven years prior with Phibro Energy, Inc., an independent oil trading and refining company. His extensive background spans across trading, operating, and financial strategy, providing a deep understanding of the full energy value chain. “Joe’s experience in the power industry brings a unique perspective that make him a natural fit for our board,” said Joe Mastrangelo, Eos Chief Executive Officer. “He understands what it takes to lead at scale, and his insight will help guide our execution and strengthen our position as America’s battery.” Currently, Nigro serves on the board of Talen Energy Corporation (NASDAQ: TLN), a leading independent power producer and energy infrastructure company with a diverse generation fleet. He is also an advisor to Blackstone’s energy transition practice and serves on the board of Kindle Energy, a portfolio company focused on generation assets. His extensive governance expertise across both mature and growth-oriented companies strengthens Eos’ leadership and complements its strategic vision. “I am honored to join the Eos board at such a dynamic moment for the Company and the energy industry at large,” said Nigro. “Eos is addressing a critical need for long-duration storage with a highly flexible American-made solution, and I’m excited to help guide the Company’s global growth.” Nigro’s appointment reflects Eos’ ongoing commitment to maintaining a world-class board with the expertise necessary to advance its strategic priorities and position the Company for accelerated growth.

2 About Eos Energy Enterprises Eos Energy Enterprises, Inc. is accelerating the shift to American energy independence with positively ingenious solutions that transform how the world stores power. Our breakthrough Znyth™ aqueous zinc battery was designed to overcome the limitations of conventional lithium-ion technology. It is safe, scalable, efficient, sustainable, manufactured in the U.S., and the core of our innovative systems that today provides utility, industrial, and commercial customers with a proven, reliable energy storage alternative for 3 to 12- hour applications. Eos was founded in 2008 and is headquartered in Edison, New Jersey. For more information about Eos (NASDAQ: EOSE), visit eose.com. Contacts Investors: ir@eose.com Media: media@eose.com Forward Looking Statements Except for the historical information contained herein, the matters set forth in this press release are forward- looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our expected revenue, for the fiscal years December 31, 2025, our path to profitability and strategic outlook, statements regarding orders backlog and opportunity pipeline, statements regarding our expectation that we can continue to increase product volume on our state-of-the-art manufacturing line, statements regarding our future expansion and its impact on our ability to scale up operations, statements regarding our expectation that we can continue to strengthen our overall supply chain, statements regarding our expectation that our new comprehensive insurance program will provide increased operational and economic certainty, statements that refer to the delayed draw term loan with Cerberus, milestones thereunder and the anticipated use of proceeds, statements that refer to outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to achieve the operational milestones on the delayed draw term loan; our ability to raise financing in the future; risks associated with the credit agreement with Cerberus, including risks of default, dilution of outstanding Common Stock, consequences for failure to meet milestones and contractual lockup of shares; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act; the timing and availability of future funding under the Department of Energy Loan Facility; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline

3 to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.